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                                                                      EX99.11(b)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of BNY Hamilton Funds, Inc.


                                                        /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 27, 2005